UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund
 (exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1, 2015 – June 30, 2015

Item 1.  Report of Shareholders.

# LIBERTY ALL-STAR® EQUITY FUND

# USA

## SEMI-ANNUAL REPORT JUNE 30, 2015

ALL-STAR®
EQUITY FUND

Contents
1	President’s Letter
4	Table of Distributions and Rights Offerings
5	Top 20 Holdings and Economic Sectors
6	Major Stock Changes in the Quarter
7	Investment Managers/Portfolio Characteristics
8	Manager Interview
12	Schedule of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
34	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information
A SINGLE INVESTMENT...
A DIVERSIFIED CORE PORTFOLIO
A single fund that offers:
•  A diversified, multi-managed portfolio of growth and value stocks
•  Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•  Access to institutional quality investment managers
•  Objective and ongoing manager evaluation
•  Active portfolio rebalancing
•  A quarterly fixed distribution policy
•  Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)
LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	July 2015

Equity markets moved sideways during the second quarter and closed the period almost unchanged from where they ended the first quarter. The S&P 500® Index marked its 10th consecutive quarterly gain, but its advance, just 0.28 percent, was barely positive. For the first six months of the year, the index returned 1.23 percent. The widely-followed Dow Jones Industrial Average (DJIA) was flattish as well, but on the negative side as it returned -0.29 percent for the quarter; for the first half, it gained 0.03 percent. The exception and the strongest return for both periods was the technology-focused NASDAQ Composite Index, as it returned 2.03 percent for the quarter and 5.90 percent for the first half. Of historical note, in April the NASDAQ Composite eclipsed its old record high of 5048.62—fully 15 years after that mark was reached in March 2000. Both the S&P 500® and the DJIA also recorded new highs during the quarter before retrenching during June.

While the flat returns suggest a relatively quiet quarter, beneath the surface markets were very active. U.S. economic data was generally good—and better in the first quarter than originally thought, as GDP for the period was revised to +0.6 percent from the original estimate of -0.7 percent. Many of the factors that restrained stocks in the first quarter eased in the second. These included severe winter weather, slumping oil prices, the rising U.S. dollar and the West Coast port dispute. Among positive developments, employment continued to show solid gains, as more than 200,000 non-farm jobs were created in each of the quarter’s three months. In May, new home sales reached their highest level since 2008 and retail sales, led by automobiles, were also strong during the quarter.

Offsetting steady economic progress, two sources of concern weighed on equity markets: uncertainty over the Greek debt situation and expectations that the Federal Reserve would start to raise short-term interest rates. Investors hoped that Greece would reach a deal with its international creditors, but that fell through when Athens missed a deadline for a loan repayment. Little was resolved by a referendum early in the third quarter, when Greeks voted overwhelmingly to reject continued austerity measures, however more recently the crisis has been temporarily averted. On the domestic front, Fed Chair Janet Yellen remarked during the quarter that it would be “appropriate at some point this year to ... raise the federal funds rate target and begin the process of normalizing monetary policy,” although most observers expect rate increases to be measured.

Liberty All-Star® Equity Fund
In a low return environment, Liberty All-Star® Equity Fund outperformed over the quarter. The Fund returned 1.32 percent with shares valued at net asset value (NAV) with dividends reinvested and 0.81 percent with shares valued at market price with dividends reinvested. As noted, the S&P 500® Index returned 0.28 percent and the DJIA returned -0.29 percent. The Lipper Large-Cap Core Mutual Fund Average returned 0.11 percent. Only the NASDAQ Composite Index, which returned 2.03 percent, topped the Fund’s second quarter return. Much the same was true for the first half of the year, as Fund shares valued at NAV with dividends reinvested outperformed the DJIA and the Lipper average; performed in-line with the S&P 500® (trailing by 0.01 percent); but lagged the NASDAQ Composite. The discount at which Fund shares traded relative to their NAV changed little over the quarter, ranging from -12.6 percent to -14.1 percent.

Semi-Annual Report (Unaudited) | June 30, 2015	1

President’s Letter	Liberty All-Star® Equity Fund
(Unaudited)

The previously announced increase in the Fund’s distribution policy—from an annual rate of approximately 6 percent (1.5 percent quarterly) of NAV to approximately 8 percent (2.0 percent quarterly)—took effect during the second quarter. The Fund’s distribution for the quarter was $0.14, up from $0.10 in the first quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $24.90 since 1987 (the Fund’s first full calendar year of operations). We would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

As is our custom in semi-annual reports, we offer an interview with one of the Fund’s five managers, this time with Thomas G. Kamp, President and Chief Investment Officer of Cornerstone Capital Management, one of the Fund’s two growth managers.

Offsetting factors kept the equity market in neutral during the second quarter. But the economy continues to show progress and corporate earnings have been better than expected this year. We will watch developments in the second half with great interest, but, as always, focus first and foremost on providing a high quality, well diversified Fund for long-term equity investors.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2015 and may not reflect their views on the date this report is first published or anytime thereafter.  These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed.  These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fund Statistics (Periods ended June 30, 2015)
Net Asset Value (NAV)	$6.65
Market Price	$5.75
Discount	-13.5%
	Quarter	Year-to-Date
Distributions*	$0.14	$0.24
Market Price Trading Range	$5.70 to $6.04	$5.52 to $6.04
Premium/(Discount) Range	-12.6% to -14.1%	-11.8% to -14.3%
Performance (Periods ended June 30, 2015)
Shares Valued at NAV with Dividends Reinvested	1.32%	1.22%
Shares Valued at Market Price with Dividends Reinvested	0.81%	0.10%
Dow Jones Industrial Average	-0.29%	0.03%
Lipper Large-Cap Core Mutual Fund Average	0.11%	1.00%
NASDAQ Composite Index	2.03%	5.90%
S&P 500® Index	0.28%	1.23%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2015.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

Figures shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2015	3

Table of Distributions & Rights Offerings	Liberty All-Star® Equity Fund
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share		Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10		6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015
1st Quarter	0.10
2nd Quarter[4]	0.14
Total	$23.72

1	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
2	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
3	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
4	Effective March 30, 2015, the Fund’s distribution policy increased from an annual rate of approximately 6 percent (1.5 percent quarterly) of net asset value to approximately 8 percent (2.0 percent quarterly) of net asset value.

DISTRIBUTION POLICY
The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors
June 30, 2015 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
JPMorgan Chase & Co.	2.40%
State Street Corp.	2.22
Google, Inc., Class A & C	1.89
Citigroup, Inc.	1.75
Facebook, Inc., Class A	1.68
Salesforce.com, Inc.	1.60
SunTrust Banks, Inc.	1.50
Metlife, Inc.	1.40
Microsoft Corp.	1.37
PulteGroup, Inc.	1.35
Visa, Inc., Class A	1.34
Amazon.com, Inc.	1.32
Alexion Pharmaceuticals, Inc.	1.31
American International Group, Inc.	1.29
The Walt Disney Co.	1.23
Hewlett-Packard Co.	1.16
Morgan Stanley	1.14
Apple, Inc.	1.14
Gilead Sciences, Inc.	1.13
Marriott International, Inc., Class A	1.12
29.34%

Economic Sectors*	Percent of Net Assets
Financials	28.82%
Information Technology	19.49
Consumer Discretionary	16.20
Health Care	11.95
Energy	9.77
Consumer Staples	5.49
Industrials	4.60
Materials	0.75
Utilities	0.04
Other Net Assets	2.89
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2015	5

Major Stock Changes in the Quarter	Liberty All-Star® Equity Fund
(Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2015.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/15
Purchases
Apple, Inc.	104,508	109,399
The Coca-Cola Co.	290,728	290,728
PulteGroup, Inc.	393,699	807,228
Vertex Pharmaceuticals, Inc.	40,007	40,007
Wal-Mart Stores, Inc.	79,150	79,150

Sales
Catamaran Corp.	(159,548)	0
Cigna Corp.	(42,000)	38,500
Comcast Corp., Class A	(109,912)	0
Hologic, Inc.	(168,900)	0
Micron Technology, Inc.	(193,619)	0
Perrigo Co. PLC	(35,450)	12,915
Salesforce.com, Inc.	(105,930)	276,476
Starbucks Corp.	(88,731)	216,620
Toll Brothers, Inc.	(223,117)	35,560
TRW Automotive Holdings Corp.	(48,400)	0

6	www.all-starfunds.com

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics
(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2015 (Unaudited)
Investment Style Spectrum
Value	Growth

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	35	40	36	43	31	160*	502
Percent of Holdings in Top 10	62%	36%	36%	43%	46%	17%	17%
Weighted Average Market Capitalization (billions)	$42	$91	$104	$119	$69	$87	$134
Average Five-Year Earnings Per Share Growth	14%	7%	13%	18%	22%	14%	13%
Dividend Yield	1.6%	2.3%	2.5%	0.9%	0.6%	1.6%	2.1%
Price/Earnings Ratio**	15x	14x	16x	26x	36x	18x	19x
Price/Book Value Ratio	1.4x	1.9x	2.2x	4.6x	5.7x	2.7x	3.1x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2015	7

Manager Interview	Liberty All-Star® Equity Fund
(Unaudited)

Thomas G. Kamp, CFA President and Chief Investment Officer Cornerstone Capital Management LLC

FINDING PERCEPTION GAPS AND BACKING THEM UP WITH FUNDAMENTAL ANALYSIS IS HOW CORNERSTONE PRACTICES ACTIVE MANAGEMENT

Cornerstone Capital Management’s portfolio is focused on stocks in which its research has identified perception gaps, or underappreciated opportunities for growth in the key metrics that drive the financial statements of a company. Stock selection is further based on the fundamentals of revenue, earnings, cash flow, and management depth and credibility. We recently had the opportunity to talk with Thomas G. Kamp, President and CIO. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

A key element of your investment strategy is the identification of one or more “perception gaps,” or underappreciated opportunities that others may have overlooked. Expand on the definition of a perception gap, please.

“Our philosophy is driven by the concept of a ‘perception gap,’ which may emerge when consensus expectations fail to recognize the true earnings power of a given company, i.e., an underappreciated opportunity.”

Our philosophy is driven by the concept of a “perception gap,” which is a condition that may emerge when consensus expectations fail to recognize the true earnings power of a given company, i.e., an underappreciated opportunity. The greater the gap between consensus expectations and what Cornerstone determines is the true earnings power of a company, the greater the opportunity for investment gains as the consensus recognizes reality and the gap is closed through positive estimate revisions.

Strategically, Cornerstone seeks long-term growth of capital for our clients through the opportunistic selection of stocks expected to appreciate at a faster rate than their benchmark. These stocks are evaluated based on a variety of key factors where our research identifies the previously mentioned “perception gap.”

How do you decide which among thousands of companies may have a potential perception gap?

There is no set formula—ideas come from many places. We talk with sell side analysts, we visit with companies’ management teams and they visit us, we attend industry conferences, we speak one-on-one with companies’ CEOs and CFOs. There are multiple sources of information and insight. We also screen companies based on a variety of factors to surface ideas that merit further analysis. These screens are based on factors such as revenue growth rate, acceleration in revenue growth, profit growth rate, margin expansion, short-term price weakness relative to long-term price momentum and valuation. As mentioned, we also interact with hundreds of companies in a given year. These interactions are not only with the companies we are interested in evaluating, but also with customers, competitors, suppliers and other industry participants.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview
(Unaudited)

Stock selection is further based on the fundamentals of revenue, earnings, cash flow and management depth and credibility. Sector allocation is a by-product of individual stock selection. Stocks will generally be selected from those that are primarily traded on U.S. exchanges. The objective of the strategy is to outperform over the long term by purchasing high growth companies where our research has identified one or more perception gaps.

In the simplest terms, the factors that drive the financial results of a given company include unit volume and average selling price (which when multiplied together equals revenue). Obviously, it gets more complicated than that, as we evaluate product lines, patent protection, clinical trial results, duration of therapy, regulatory changes, customer acceptance, competitive intensity, cost structure and many other factors.

Six years into the current bull market, are there still perception gaps among U.S. large cap growth stocks? Some investors claim the market is fully or even overvalued.

“We agree that the market in total appears fully valued…That said, in the second half, I would rather be an active investor picking individual stocks than rely on strength in the broad market.”

We agree that the market in total appears fully valued. The appreciation we have seen to date this year has exceeded the rate of earnings growth. Consequently, in light of the fact that interest rates are bound to increase later this year, we do not believe that valuations will continue to expand. The positive factor heading into the second half stems from the economy overall. Capital spending is rising, consumer confidence is up as are household formations, disappointing first quarter GDP has been revised upward after having been shown to be related mostly to bad winter weather and the West Coast port strike, and non-farm job growth continues to show solid gains. All of these positive economic statistics are not yet reflected in companies’ earnings growth. That said, going into the second half, I would rather be an active investor picking individual stocks than relying on strength in the broad market. So, yes, there are still perception gaps among U.S. large-cap growth stocks. We have been able to construct a portfolio of companies with attractive reward-to-risk profiles. Furthermore, we believe that our portfolio currently has an uncharacteristically high level of optionality in it right now.

What do I mean by that? Recently, as I was analyzing the stock market, I was struck by the realization that never before in my 24 years of investment experience have we had as much “optionality” in our portfolios as we had at the end of the first quarter. By “optionality,” I mean the possibility of a merger or acquisition, corporate reorganization or an activist investor pressuring a company to do more to generate shareholder value. As a general rule, stock prices move meaningfully higher when these events are announced.

It is critical to understand that we are not event-driven investors. We do not specifically look for companies that are involved in or are likely to be involved in a deal or other such event. We invest in stocks that we believe offer a favorable reward-to-risk ratio based on our proprietary research. We build a portfolio of stocks for which we have high conviction perception gaps. The optionality that I refer to provides an incremental benefit to the portfolio, therefore giving us another way to outperform.

Semi-Annual Report (Unaudited) | June 30, 2015	9

Manager Interview	Liberty All-Star® Equity Fund
(Unaudited)

At the end of the first quarter, for example, one of our portfolio companies, Pharmacyclics, had agreed to be acquired by Abbvie Inc. at a significant premium. Since that time, several other companies in the portfolio either reached an agreement to be acquired, received an unsolicited takeover offer, hired investment bankers to evaluate strategic options or became the subject of rumors of activist involvement.

What is the next step in your stock selection process once you have identified a company with a perception gap? How are buy/sell decisions made?

The investment process includes extensive iteration of our financial model as we collect information from all the different data sources used to build a “mosaic” of the true position of a given company within its industry. When the reward-to-risk ratio is favorable, often supported by one or more perception gaps, we begin buying a stock. As the reward-to-risk ratio expands, we will tend to add to the position. If it contracts, we will tend to trim or exit.

I want to emphasize that the information gathering and analysis of a given stock is a dynamic and evolutionary process, day by day, putting new data points into context, interpreting them, and revising one’s model and price targets, both upside potential and downside risk, for the company. Only in so doing, can we try to correctly gauge the reward-to-risk ratio on a given stock.

Please tell us about two current holdings in the portion of the Liberty All-Star® Equity Fund portfolio that you manage that exemplify Cornerstone’s style and strategy.

Our largest current active exposure is in The Walt Disney Company (DIS). We have three perception gaps in Disney currently. The first perception gap is that global box office receipts should be significantly higher than current consensus estimates, driven by a larger international film multiplier and rapidly growing international demand for Disney content. We forecast upside to fiscal year 2017 consensus studio revenue estimates, with additional upside coming from derivative sales in consumer products and theme parks. What do I mean by “international film multiplier?” Some years ago, a film could be expected to generate $1 in revenue outside the U.S. for every $1 of revenue within the U.S. Recently, some studios have been able to move the ratio to $1 U.S. and $1.75 outside the U.S. We believe that Disney has the unrecognized potential to move that ratio significantly higher. In addition, Disney is the only U.S. film studio without any constraints on its distribution of films within China, another key competitive advantage.

Our second perception gap on Disney relates to the penetration of the MyMagic+ program, which enhances the theme park experience for consumers and improves the efficiency and profitability of the parks. MyMagic+ is built on wristbands—wearable technology—that is a personal vacation-planning system that is currently in use at Walt Disney World in Florida and could eventually be rolled out to all Disney theme parks.

Finally, Shanghai Disney Resort will shift from an investment to a “profit center,” resulting in a significant swing in profitability. The resort is expected to open in spring 2016, and it should go from a drain on profits to a net contributor on the order of a few hundred million dollars in 2017.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview
(Unaudited)

The other stock that I would highlight is First Republic Bank (FRC). First Republic is a high growth private bank that is very well positioned in some of the country’s “innovation centers,” like San Francisco, Boston and New York. First Republic has been growing loans faster than 90 percent of its bank peers over the past few years and has a sterling record of very limited credit problems, yet its valuation has more closely tracked average slow-growth banks. Our perception gaps have been, first, that FRC can maintain its peer-leading growth rate due to its status as a preferred private bank among high net worth families in markets where wealth is being created the fastest. Second, FRC is rapidly growing its presence on the East Coast, where its market share is much lower than on the West Coast, offering the bank the opportunity to use its ultra-high service model and excellent management to take share from bigger, entrenched competitors. Finally, we think FRC could eventually sell itself to a larger bank. The current management has actually sold the bank once, in 2007, before buying it back and taking it public again. The recent sale of one of FRC’s competitors to a large foreign bank seems to reinforce this possibility.

Many thanks for your comments and insights into Cornerstone’s investment philosophy, strategy and process.

Semi-Annual Report (Unaudited) | June 30, 2015	11

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.11%)
CONSUMER DISCRETIONARY (16.20%)
Auto Components (0.62%)
Johnson Controls, Inc.	151,000	$7,479,030

Automobiles (0.58%)
Ford Motor Co.	385,900	5,792,359
Harley‐Davidson, Inc.	21,000	1,183,350
		6,975,709
Hotels, Restaurants & Leisure (4.68%)
Carnival Corp.	244,375	12,069,681
Chipotle Mexican Grill, Inc.(a)	11,611	7,024,539
Marriott International, Inc., Class A	181,016	13,465,780
McDonald’s Corp.	63,000	5,989,410
Royal Caribbean Cruises Ltd.	79,608	6,264,354
Starbucks Corp.	216,620	11,614,081
		56,427,845
Household Durables (1.58%)
PulteGroup, Inc.	807,228	16,265,644
Taylor Morrison Home Corp., Class A(a)	70,159	1,428,437
Toll Brothers, Inc.(a)	35,560	1,358,037
		19,052,118
Internet & Catalog Retail (2.14%)
Amazon.com, Inc.(a)	36,526	15,855,571
priceline.com, Inc.(a)	8,580	9,878,755
		25,734,326
Media (3.00%)
CBS Corp., Class B	57,689	3,201,739
The Interpublic Group of Cos., Inc.	128,075	2,468,005
News Corp., Class A(a)	305,600	4,458,704
News Corp., Class B(a)	112,445	1,601,217
Omnicom Group, Inc.	93,825	6,519,899
Viacom, Inc., Class B	47,800	3,089,792
The Walt Disney Co.	130,212	14,862,398
		36,201,754
Multi‐Line Retail (0.76%)
Dollar General Corp.	117,931	9,167,956

Specialty Retail (2.06%)
The Home Depot, Inc.	87,717	9,747,990
Office Depot, Inc.(a)	475,800	4,120,428
Ross Stores, Inc.	24,847	1,207,813
Staples, Inc.	297,632	4,556,746
Tiffany & Co.	56,015	5,142,177
		24,775,154

See Notes to Schedule of Investments and Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (0.78%)
NIKE, Inc., Class B	44,857	$4,845,453
Under Armour, Inc., Class A(a)	54,500	4,547,480
		9,392,933
CONSUMER STAPLES (5.49%)
Beverages (2.32%)
The Coca‐Cola Co.	290,728	11,405,259
Diageo PLC(b)	51,093	5,928,832
Monster Beverage Corp.(a)	37,600	5,039,152
PepsiCo, Inc.	60,000	5,600,400
		27,973,643
Food & Staples Retailing (1.51%)
Costco Wholesale Corp.	43,775	5,912,252
CVS Health Corp.	63,000	6,607,440
Wal‐Mart Stores, Inc.	79,150	5,614,109
		18,133,801
Food Products (0.52%)
Mead Johnson Nutrition Co.	69,600	6,279,312

Household Products (0.59%)
The Procter & Gamble Co.	91,500	7,158,960

Personal Products (0.55%)
The Estee Lauder Cos., Inc., Class A	76,944	6,667,967

ENERGY (9.77%)
Energy Equipment & Services (2.33%)
Baker Hughes, Inc.	66,300	4,090,710
Schlumberger Ltd.	138,715	11,955,846
Weatherford International Ltd.(a)	974,980	11,963,004
		28,009,560
Oil, Gas & Consumable Fuels (7.44%)
Anadarko Petroleum Corp.	71,914	5,613,607
BP PLC(b)	244,301	9,762,268
Chesapeake Energy Corp.(c)	1,009,982	11,281,499
Chevron Corp.	58,000	5,595,260
ConocoPhillips	86,500	5,311,965
Devon Energy Corp.	139,384	8,291,954
EOG Resources, Inc.	47,239	4,135,774
Exxon Mobil Corp.	44,775	3,725,280
Murphy Oil Corp.	94,175	3,914,855
Occidental Petroleum Corp.	86,500	6,727,105
Peabody Energy Corp.(c)	1,176,025	2,575,495
Royal Dutch Shell PLC, Class A(b)	156,819	8,940,251

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	13

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.	62,994	$2,905,283
WPX Energy, Inc.(a)	889,252	10,920,015
		89,700,611
FINANCIALS (28.82%)
Banks (0.42%)
First Niagara Financial Group, Inc.	531,820	5,020,381

Capital Markets (6.63%)
Affiliated Managers Group, Inc.(a)	12,761	2,789,555
Ameriprise Financial, Inc.	41,675	5,206,458
The Charles Schwab Corp.	338,557	11,053,886
Franklin Resources, Inc.	117,500	5,761,025
The Goldman Sachs Group, Inc.	31,875	6,655,181
Morgan Stanley	355,175	13,777,238
State Street Corp.	347,606	26,765,662
UBS Group AG	370,400	7,852,480
		79,861,485
Commercial Banks (5.41%)
Barclays PLC(b)	258,131	4,243,674
BB&T Corp.	199,000	8,021,690
Comerica, Inc.	55,614	2,854,110
First Republic Bank	86,627	5,460,100
The PNC Financial Services Group, Inc.	53,541	5,121,197
Regions Financial Corp.	1,151,493	11,929,467
SunTrust Banks, Inc.	419,413	18,043,148
Wells Fargo & Co.	170,000	9,560,800
		65,234,186
Consumer Finance (2.32%)
American Express Co.	46,000	3,575,120
Capital One Financial Corp.	94,000	8,269,180
Visa, Inc., Class A	240,836	16,172,137
		28,016,437
Diversified Financial Services (5.51%)
Bank of America Corp.	517,200	8,802,744
Citigroup, Inc.	381,674	21,083,672
JPMorgan Chase & Co.	427,220	28,948,427
Voya Financial, Inc.	161,957	7,526,142
		66,360,985
Insurance (6.17%)
ACE Ltd.	82,300	8,368,264
American International Group, Inc.	251,580	15,552,676
Assured Guaranty Ltd.	242,646	5,821,077
Axis Capital Holdings Ltd.	156,000	8,325,720

See Notes to Schedule of Investments and Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
First American Financial Corp.	90,552	$3,369,440
Genworth Financial, Inc., Class A(a)	194,350	1,471,229
The Hartford Financial Services Group, Inc.	234,945	9,766,664
Metlife, Inc.	301,925	16,904,781
Willis Group Holdings PLC	102,450	4,804,905
		74,384,756
Real Estate Investment Trusts (1.98%)
American Tower Corp.	134,060	12,506,457
Equinix, Inc.	30,006	7,621,524
Equity Commonwealth(a)	31,081	797,849
NorthStar Realty Finance Corp.	78,471	1,247,689
Piedmont Office Realty Trust, Inc., Class A	93,055	1,636,838
		23,810,357
Real Estate Management & Development (0.38%)
Forest City Enterprises, Inc., Class A(a)	209,276	4,625,000

HEALTH CARE (11.95%)
Biotechnology (4.46%)
Alexion Pharmaceuticals, Inc.(a)	87,236	15,769,652
BioMarin Pharmaceutical, Inc.(a)	46,545	6,366,425
Celgene Corp.(a)	85,130	9,852,521
Gilead Sciences, Inc.	116,289	13,615,116
Puma Biotechnology, Inc.(a)	27,142	3,168,828
Vertex Pharmaceuticals, Inc.(a)	40,007	4,940,064
		53,712,606
Health Care Equipment & Supplies (1.17%)
Baxter International, Inc.	93,875	6,564,679
Zimmer Biomet Holdings, Inc.	69,400	7,580,562
		14,145,241
Health Care Providers & Services (0.96%)
Cigna Corp.	38,500	6,237,000
Envision Healthcare Holdings, Inc.(a)	71,252	2,813,029
Laboratory Corp. of America Holdings(a)	21,175	2,566,834
		11,616,863
Health Care Technology (1.60%)
athenahealth, Inc.(a)(c)	52,700	6,038,366
Cerner Corp.(a)	157,868	10,902,364
HMS Holdings Corp.(a)	134,059	2,301,793
		19,242,523
Life Sciences Tools & Services (1.36%)
Illumina, Inc.(a)	46,000	10,044,560
Thermo Fisher Scientific, Inc.	49,000	6,358,240
		16,402,800

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	15

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (2.40%)
Abbott Laboratories	107,925	$5,296,959
Allergan, Inc.(a)	22,695	6,887,025
Johnson & Johnson	66,500	6,481,090
Perrigo Co. PLC	12,915	2,387,079
Teva Pharmaceutical Industries Ltd.(b)	132,000	7,801,200
		28,853,353
INDUSTRIALS (4.60%)
Aerospace & Defense (1.17%)
The Boeing Co.	4,095	568,059
Bombardier, Inc., Class B	1,172,472	2,122,174
Precision Castparts Corp.	25,780	5,152,649
Textron, Inc.	140,948	6,290,509
		14,133,391
Building Products (0.21%)
Masco Corp.	94,346	2,516,208

Electrical Equipment (0.70%)
Eaton Corp. PLC	125,000	8,436,250

Machinery (1.89%)
Caterpillar, Inc.	78,000	6,615,960
Parker‐Hannifin Corp.	52,825	6,145,132
Stanley Black & Decker, Inc.	65,550	6,898,482
Terex Corp.	134,795	3,133,984
		22,793,558
Trading Companies & Distributors (0.35%)
Fastenal Co.	99,492	4,196,572

Transportation Infrastructure (0.28%)
Aegean Marine Petroleum Network, Inc.	267,829	3,310,366

INFORMATION TECHNOLOGY (19.49%)
Communications Equipment (1.83%)
Arista Networks, Inc.(a)	10,461	855,082
Cisco Systems, Inc.	263,000	7,221,980
Palo Alto Networks, Inc.(a)	10,850	1,895,495
QUALCOMM, Inc.	193,400	12,112,642
		22,085,199
Computers & Peripherals (1.16%)
Hewlett‐Packard Co.	464,400	13,936,644

Electronic Equipment & Instruments (1.02%)
Corning, Inc.	209,425	4,131,955

See Notes to Schedule of Investments and Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (continued)
TE Connectivity Ltd.	127,000	$8,166,100
		12,298,055
Internet Software & Services (6.30%)
CoStar Group, Inc.(a)	28,589	5,753,822
Facebook, Inc., Class A(a)	236,287	20,265,154
Google, Inc., Class A(a)	20,605	11,127,524
Google, Inc., Class C(a)	22,372	11,644,850
LinkedIn Corp., Class A(a)	35,020	7,236,183
Mercadolibre, Inc.	31,577	4,474,461
Pandora Media, Inc.(a)	163,679	2,543,572
Rackspace Hosting, Inc.(a)	187,458	6,971,563
Yelp, Inc.(a)	138,085	5,941,797
		75,958,926
IT Services (0.32%)
Teradata Corp.(a)	106,000	3,922,000

Semiconductors & Semiconductor Equipment (1.06%)
ARM Holdings PLC(b)	135,220	6,662,289
Intel Corp.	200,050	6,084,521
		12,746,810
Software (6.50%)
FireEye, Inc.(a)	68,772	3,363,639
Microsoft Corp.	374,325	16,526,449
Mobileye N.V.(a)	164,210	8,731,046
Oracle Corp.	191,025	7,698,307
Salesforce.com, Inc.(a)	276,476	19,251,024
ServiceNow, Inc.(a)	111,600	8,292,996
Splunk, Inc.(a)	89,000	6,196,180
Symantec Corp.	354,122	8,233,336
		78,292,977
Technology Hardware & Equipment (1.14%)
Apple, Inc.	109,399	13,721,370

Technology Hardware Storage & Equipment (0.16%)
Stratasys Ltd.(a)(c)	56,509	1,973,860

MATERIALS (0.75%)
Chemicals (0.75%)
Ecolab, Inc.	44,750	5,059,883
EI du Pont de Nemours & Co.	61,800	3,952,110
		9,011,993

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	17

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

UTILITIES (0.04%)
Electric Utilities (0.04%)
FirstEnergy Corp.	14,275	$464,651

TOTAL COMMON STOCKS (COST OF $941,770,769)		1,170,216,482

	PAR VALUE/
	SHARES
SHORT TERM INVESTMENTS (4.36%)
REPURCHASE AGREEMENT (2.87%)
Repurchase agreement with State Street Bank & Trust Co., dated 6/30/15, due 07/01/15 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $35,341,275 and par value of $47,645,000. (Repurchase proceeds of $34,638,010). (COST OF $34,638,000)	$34,638,000	$34,638,000

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.49%)
State Street Navigator Securities Lending Prime Portfolio, 0.19% (COST OF $17,946,398)	17,946,398	17,946,398

TOTAL SHORT TERM INVESTMENTS (COST OF $52,584,398)		52,584,398

TOTAL INVESTMENTS (101.47%) (COST OF $994,355,167)(d)		1,222,800,880

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.47%)		(17,660,510)

NET ASSETS (100.00%)		$1,205,140,370

NET ASSET VALUE PER SHARE (181,310,016 SHARES OUTSTANDING)		$6.65

See Notes to Schedule of Investments and Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
June 30, 2015 (Unaudited)

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  American Depositary Receipt.
(c)  Security, or a portion of the security position, is currently on loan.
(d)  Cost of investments for federal income tax purposes is $999,805,012.

Gross unrealized appreciation and depreciation at June 30, 2015 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$284,845,428
Gross unrealized depreciation	(61,849,560)
Net unrealized appreciation	$222,995,868

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	19

Statement of Assets and Liabilities	Liberty All-Star® Equity Fund
June 30, 2015 (Unaudited)

ASSETS:
Investments at market value (Cost $994,355,167)	$1,222,800,880
Cash	3,394
Receivable for investment securities sold	3,174,529
Dividends and interest receivable	1,184,574
Prepaid and other assets	121,503
TOTAL ASSETS	1,227,284,880

LIABILITIES:
Payable for investments purchased	3,128,550
Investment advisory fee payable	724,658
Payable for administration, pricing and bookkeeping fees	168,027
Payable for collateral upon return of securities loaned	17,946,398
Accrued expenses	176,877
TOTAL LIABILITIES	22,144,510
NET ASSETS	$1,205,140,370

NET ASSETS REPRESENTED BY:
Paid-in capital	$997,151,600
Distributions in excess of net investment income	(51,213,737)
Accumulated net realized gain on investments	30,756,794
Net unrealized appreciation on investments	228,445,713
NET ASSETS	$1,205,140,370

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	181,310,016
NET ASSET VALUE PER SHARE	$6.65

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations
For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $35,582)	$8,965,241
Securities lending income	148,268
Interest	1,687
TOTAL INVESTMENT INCOME	9,115,196

EXPENSES:
Investment advisory fee	4,339,400
Administration fee	1,084,850
Pricing and bookkeeping fees	97,313
Audit fee	23,304
Custodian fee	52,277
Insurance expense	29,803
Legal fees	166,935
NYSE fee	81,221
Shareholder communication expenses	73,570
Transfer agent fees	53,117
Trustees’ fees and expenses	117,428
Miscellaneous expenses	59,828
TOTAL EXPENSES	6,179,046
NET INVESTMENT INCOME	2,936,150

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	43,677,816
Net change in unrealized depreciation on investments	(36,519,375)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,158,441
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,094,591

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2015	21

Statements of Changes in Net Assets	Liberty All-Star® Equity Fund

	For the Six
	Months Ended	For the
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
FROM OPERATIONS:
Net investment income	$2,936,150	$3,781,928
Net realized gain on investment transactions	43,677,816	47,267,828
Net change in unrealized appreciation/(depreciation) on investments	(36,519,375)	44,084,187
Net Increase in Net Assets From Operations	10,094,591	95,133,943

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(43,096,405)	(14,835,410)
From net realized gains on investments	–	(52,825,167)
Tax return of capital	–	(1,286,981)
Total Distributions	(43,096,405)	(68,947,558)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	13,440,346	21,199,279
Net Increase/(Decrease) in Net Assets	(19,561,468)	47,385,664

NET ASSETS:
Beginning of period	1,224,701,838	1,177,316,174
End of period (Includes distributions in excess of net investment income of $(51,213,737) and $(11,053,482), respectively)	$1,205,140,370	$1,224,701,838

See Notes to Financial Statements.
22	www.all-starfunds.com

Intentionally left blank

Financial Highlights	Liberty All-Star® Equity Fund

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(c)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(d)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets after reimbursement
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Effect of Fund’s tender offer for shares at a price below net asset value, net of costs.
(d)
Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.
24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Financial Highlights

For the Six
Months Ended
June 30, 2015			For the Year Ended December 31,
(Unaudited)		2014	2013	2012	2011	2010

$6.84		$6.71	$5.35	$4.99	$5.69	$5.23

0.02		0.02	0.03	0.04	0.02	0.00 (b)
0.03		0.50	1.66	0.64	(0.38)	0.77
0.05		0.52	1.69	0.68	(0.36)	0.77

(0.24)		(0.08)	(0.31)	(0.32)	(0.26)	(0.24)
–		(0.30)	(0.04)	–	–	–
–		(0.01)	–	–	(0.08)	(0.07)
(0.24)		(0.39)	(0.35)	(0.32)	(0.34)	(0.31)
–		–	0.02	–	–	–
$6.65		$6.84	$6.71	$5.35	$4.99	$5.69
$5.75		$5.98	$5.97	$4.77	$4.22	$4.93

1.2	%(e)	8.9%	33.8%	14.7%	(5.8%)	16.3%
0.1	%(e)	7.0%	33.5%	20.9%	(8.1%)	21.7%

$1,205		$1,225	$1,177	$991	$912	$1,039
N/A		N/A	N/A	1.07%	N/A	N/A
1.03	%(f)	1.03%	1.05%	1.08%	1.05%	1.08%
0.49	%(f)	0.32%	0.44%	0.72%	0.33%	0.08%
22	%(e)	36%	41%	45%	48%	52%

Semi-Annual Report (Unaudited) | June 30, 2015	25

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2015 (Unaudited)

NOTE 1. ORGANIZATION
Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal
The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares
The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation
Equity securities, including common stocks and exchange-traded funds, are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Advisor, ALPS Advisors Inc. (the “Advisor”), using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor and/or Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2015 (Unaudited)

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Repurchase Agreements
The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

Semi-Annual Report (Unaudited) | June 30, 2015	27

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2015 (Unaudited)

At June 30, 2015, the open repurchase agreement with the counterparty State Street Bank & Trust Co., and subject to a MRA on a net payment basis, was as follows:

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral Received*	Cash Collateral Received	Net Amount
Repurchase Agreement	$34,638,000	$–	$34,638,000	$(34,638,000)	$–	$–
Total	$34,638,000	$–	$34,638,000	$(34,638,000)	$–	$–

*	These amounts do not include the excess collateral received.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. As of June 30, 2015, the market value of securities on loan was $20,849,793 and the total cash collateral and non-cash collateral received was $17,946,398 and $4,078,408, respectively. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2015 (Unaudited)

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, exchange-traded funds, and registered investment companies are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report (Unaudited) | June 30, 2015	29

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2015 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,170,216,482	$–	$–	$1,170,216,482
Short Term Investment	–	34,638,000	–	34,638,000
Investments Purchased with Collateral from Securities Loaned	17,946,398	–	–	17,946,398
Total	$1,188,162,880	$34,638,000	$–	$1,222,800,880

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the six months ended June 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders
The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders
Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of June 30, 2015.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2015 (Unaudited)

The tax character distributions paid during the year ended December 31, 2014 were as follows:

12/31/2014
Distributions paid from:
Ordinary income	$27,469,252
Long-term capital gain	40,191,325
Tax return of capital	1,286,981
$68,947,558

As of June 30, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of Investments	Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$999,805,012	$284,845,428	$(61,849,560)	$222,995,868

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

The fund elected to defer to the fiscal year ending December 31, 2015, capital losses recognized during the period from November 1, 2014 to December 31, 2014 in the amount of $5,871,836.

Federal Income Tax Status
For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report (Unaudited) | June 30, 2015	31

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2015 (Unaudited)

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fee
ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services
ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations.  Officers of the Trust are employees of ALPS.  The Fund’s administration fee is accrued on a daily basis and paid monthly.  Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2015 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers
All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION
Purchases and Sales of Securities
For the six months ended June 30, 2015, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $255,517,158 and $289,056,067, respectively.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2015 (Unaudited)

NOTE 6. CAPITAL TRANSACTIONS
During the six months ended June 30, 2015 and the year ended December 31, 2014, distributions in the amounts of $13,440,346 and $21,199,279, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 2,278,689 and 3,609,021 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Semi-Annual Report (Unaudited) | June 30, 2015	33

Description of Lipper Benchmark and Market Indices	Liberty All-Star® Equity Fund
(Unaudited)

DOW JONES INDUSTRIAL AVERAGE
A price-weighted measure of 30 U.S. blue-chip companies.

LIPPER LARGE-CAP CORE MUTUAL FUND AVERAGE
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

NASDAQ COMPOSITE INDEX
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® INDEX
A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

34	www.all-starfunds.com

Intentionally Left Blank

Intentionally Left Blank

**ALL-STAR** EQUITY FUND

USA LISTED NYSE

## INVESTMENT ADVISOR

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

## INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

## CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

## INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

## LEGAL COUNSEL

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

## TRUSTEES

John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

## OFFICERS

William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Alex J. Marks, Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000671

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions Distributor, Inc.

Item 2.  Code of Ethics.

Not Applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not Applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6.  Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable to registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to this report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2015, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 3, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	September 3, 2015